UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 14, 2005

WELLCHOICE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31513	71-0901607
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 West 42nd Street New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 476-7800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement

In its definitive proxy statement filed with the Securities and Exchange Commission on November 22, 2005 WellChoice, Inc. (the “Company”) disclosed that in light of the pending merger with WellPoint, the Company anticipated making payment of the 2005 Annual Executive Incentive Plan (the “2005 Annual Plan”) and Long-Term Incentive Plan for the 2003-2005 three-year cycle (the “2003-2005 LTIP”) in December 2005. In furtherance thereof, at its December 14, 2005 meeting, the Compensation Committee of the Board of Directors of the Company certified:

•	a weighted average objective score of 150% of the objective performance measures under the 2003-2005 LTIP and authorized payments thereunder in 2005; and

•	a weighted average numerical corporate score or multiplier of 91.5% of the objective performance measures under the 2005 Annual Plan and, exercising upward discretion as permitted thereunder, approved a score of 100% for all participants thereunder (other than the Company’s named executive officers, whose score was approved at 91.5%) and authorized payments thereunder in 2005.

In addition, at its December 14, 2005 meeting, based upon the recommendation of the Compensation Committee, the Board of Directors of the Company approved special incentive performance cash awards to the named executive officers of the Company, in recognition of their individual contributions to the Company’s success and the enhancement of stockholder value, as follows:

Name and Title	Special Incentive Performance Cash Award
Michael A. Stocker, MD, President and Chief Executive Officer	$438,750

Gloria M. McCarthy, Executive Vice President and Chief Operating Officer	$219,375

John W. Remshard, Senior Vice President and Chief Financial Officer	$176,962

Linda V. Tiano, Senior Vice President and General Counsel	$170,527

Jason N. Gorevic, Senior Vice President, Chief Sales and Marketing Officer	$ 49,875

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is being made in respect of the proposed merger transaction involving WellPoint and WellChoice. In connection with the proposed transaction, WellChoice filed a definitive proxy statement for the stockholders of WellChoice with the SEC on November 22, 2005 and mailed the definitive proxy statement to WellChoice stockholders. Investors and security holders may receive the proxy statement and other documents free of charge at the SEC’s website, www.sec.gov, WellPoint Investor Relations at 120 Monument Circle, Indianapolis, Indiana 46204, or from WellChoice Investor Relations at 11 West 42nd Street, New York, New York 10036. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLCHOICE, INC.
(Registrant)

Date: December 20, 2005	By:	/s/ Linda Tiano
Name: Linda Tiano
Title: SeniorVice President and General Counsel

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